INFORMATION STATEMENT DATED DECEMBER 12, 2003
IDEX MUTUAL FUNDS
ON BEHALF OF IDEX TEMPLETON GREAT COMPANIES GLOBAL

570 Carillon Parkway
St. Petersburg, Florida 33716
(Toll Free) 1-800-851-9777

WE ARE NOT ASKING YOU FOR A PROXY ANDYOU
ARE NOT REQUESTED TO SEND US A PROXY

        This information statement is being furnished to the shareholders invested in IDEX Templeton Great Companies Global (the “Fund”) of IDEX Mutual Funds (“IDEX”) to provide information regarding the approval by the Board of Trustees (referred to herein as the “Board” or “Trustees”) of a new sub-advisory arrangement on behalf of the Fund. Pursuant to this arrangement, the assets of the Fund are divided into two portions and allocated portions to two distinct investment strategies, a domestic investment strategy and an international investment strategy, each implemented by separate sub-advisers.

        Prior to September 15, 2003, Great Companies, L.L.C. (“Great Companies”) served as the sole sub-adviser since the inception of the Fund. Effective September 15, 2003, the sub-advisory agreement between between AEGON/Transamerica Fund Advisers, Inc. (“ATFA” or “Investment Adviser”) and Great Companies (the “Great Companies Sub-Advisory Agreement”) was amended to provide that Great Companies will implement the domestic investment strategy with respect to the portion of the Fund that it manages. A copy of the amended Great Companies Sub-Advisory Agreement is attached hereto as Exhibit A.

        The Board, on behalf of the Fund, also approved a new sub-advisory agreement between ATFA and Templeton Investment Counseling, LLC (“Templeton”), dated September 15, 2003, a copy of which is attached hereto as Exhibit B (the “Templeton Sub-Advisory Agreement”). Templeton will implement the international investment strategy with respect to the portion of the Fund that it manages. The terms of the Templeton Sub-Advisory Agreement are substantially identical to those of the Great Companies Sub-Advisory Agreement. Additional information about Great Companies, Templeton and the investment strategies that they respectively implement is available in this information statement, in the section titled “Information Concerning the Sub-Advisers.”

        This information statement is provided in lieu of a proxy statement to shareholders of record as of October 31, 2003, pursuant to the terms of an exemptive order (the “Order”) issued by the U.S. Securities and Exchange Commission (“SEC”) on August 5, 1998. The Order permits ATFA to hire new sub-advisers and to make material changes to existing sub-advisory agreements (with non-affiliated entities) with the approval of the Board, including a majority of Trustees who are not parties to the relevant agreement and are not “interested persons”, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of those parties (“Independent Trustees”), without obtaining shareholder approval. This information statement will be mailed on or about December 12, 2003.

        As a matter of regulatory compliance, you are receiving this information statement, which describes the management structure of the Fund and the terms of the co-sub-advisory arrangement with Great Companies and Templeton as approved by the Trustees of IDEX.

        IDEX, a series mutual fund consisting of several separate investment funds, is an open-end management investment company registered under the 1940 Act, and is organized as a Massachusetts business trust. The principal executive office of IDEX is located at 570 Carillon Parkway, St. Petersburg, Florida 33716.

GENERAL INFORMATION

        On June 10, 2003, a majority of the Trustees, including a majority of the Independent Trustees, unanimously approved a modification to the Fund’s then existing investment strategy, the amendments to the Great Companies Sub-Advisory Agreement, the Templeton Sub-Advisory Agreement, and the selection by ATFA of Templeton to serve as co-sub-adviser for the Fund. With the addition of Templeton, the Trustees believe that the Fund will benefit from the expertise of Great Companies with respect to U.S. equity investing, and the expertise of Templeton with respect to foreign equity investing. The Board determined that modification to the Fund’s investment strategy and the hiring of an additional, unaffiliated sub-adviser may attract new assets and is in the best interest of the Fund’s shareholders. See “Board Consideration of the Templeton Sub-Advisory Agreement” below.

        The Templeton Sub-Advisory Agreement contains terms and conditions identical to those of the Great Companies Sub-Advisory Agreement, except as more fully described below under “Terms of the Sub-Advisory Agreements.”

        Section 15 of the 1940 Act requires that a majority of the Fund’s outstanding voting securities approve a sub-advisory agreement. However, pursuant to the Order, ATFA, on behalf of the Fund and any future open-end management investment company managed by ATFA, may enter into sub-advisory agreements on behalf of certain funds without receiving prior shareholder approval. On December 15, 1998, shareholders of the Fund authorized the Investment Adviser to enter into new sub-advisory agreements without shareholder approval. Therefore, execution and implementation of the new sub-advisory agreements do not require shareholder consent.

        The Fund will pay for the costs associated with preparing and distributing this information statement to its shareholders.

THE INVESTMENT ADVISER

        ATFA serves as the investment adviser to the Fund pursuant to an investment advisory agreement (the “Advisory Agreement”) dated August 30, 2000. The Advisory Agreement was initially approved by the Board for a term of two years and remains in effect if approved annually thereafter in accordance with the terms of the 1940 Act. The Advisory Agreement was last approved by the Trustees of the Fund, including a majority of the Independent Trustees, on September 9, 2003. The Advisory Agreement was last approved by Shareholders on August 30. 2000.

        ATFA is a Florida corporation with its principal offices located at 570 Carillon Parkway, St. Petersburg, Florida 33716. ATFA is directly owned by Western Reserve Life Assurance Co. of Ohio (78%) (“Western Reserve”) and AUSA Holding Company (22%) (“AUSA”), both of which are indirect wholly-owned subsidiaries of AEGON N.V. Great Companies is a 30% owned indirect subsidiary of AUSA. AUSA is wholly-owned by Transamerica Holding Company, which, in turn, is wholly-owned by AEGON USA, Inc. (“AEGON USA”), a financial services holding company, whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is a wholly-owned indirect subsidiary of AEGON, N.V., a Netherlands corporation and publicly traded international insurance group.

        The Investment Adviser’s directors and principal executive officer, together with their principal occupations, are listed in Exhibit C. No officer or Trustee of IDEX (who is not a director of the Investment Adviser) owns securities or has any other material direct or indirect interest in the Investment Adviser or is a person controlling, controlled by or under common control with the Investment Adviser, other than described in Exhibit C.

TERMS OF THE ADVISORY AGREEMENT

        Pursuant to the Advisory Agreement for the Fund, ATFA is subject to the supervision of the Trustees and, in conformity with the stated policies of IDEX, manages both the investment operations of the Fund, and the composition of the IDEX funds, including the purchase, retention and disposition of portfolio securities. The Investment Adviser is authorized to enter into sub-advisory agreements for investment advisory services in connection with the management of IDEX and each fund thereof. The Investment Adviser will continue to have responsibility for all investment advisory services furnished pursuant to any such investment advisory agreement. For its services, ATFA is compensated at the annual rate of 0.80% of the first $500 million of the Fund’s average daily net assets; and 0.70% of the Fund’s average daily net assets over $500 million. ATFA has voluntarily undertaken, until at least February 29, 2004, to pay expenses on behalf of the Fund to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions and extraordinary charges) exceed, as a percentage of the Fund’s average daily net assets, 1.20%. The investment advisory fees paid to ATFA are unchanged by the co-sub-advisory arrangement of the Fund.

        ATFA reviews the performance of all sub-advisers, and makes recommendations to the Trustees with respect to the retention and renewal of agreements. In connection therewith, ATFA is obligated to keep certain books and records of IDEX. ATFA also administers the business affairs of IDEX and, in connection therewith, furnishes IDEX with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by Investors Bank & Trust Company, the IDEX custodian, and AEGON/Transamerica Investor Services, Inc., the IDEX transfer and dividend disbursing agent. The management services of ATFA for IDEX are not exclusive under the terms of the Advisory Agreement, and ATFA is free to, and does, render management services to others.

        In connection with its management of the business affairs of IDEX, ATFA bears the following expenses: (a) the salaries and expenses of all of ATFA and the IDEX personnel, except the fees and expenses of the Trustees who are not affiliated persons of ATFA or the Fund’s sub-advisers; (b) all expenses incurred by ATFA or by IDEX in connection with managing the ordinary course of the Fund’s business, other than those assumed by a fund, as described below; and (c) the fees payable to the sub-adviser pursuant to the sub-advisory agreement between ATFA and a sub-adviser.

        Under the terms of the Advisory Agreement, the Fund is responsible for its respective share of the payment of the following expenses: (i) fees payable to the Investment Adviser pursuant to this Agreement; (ii) the cost (including brokerage commissions, if any) incurred in connection with purchases and sales of the Fund’s portfolio securities; (iii) expenses of organizing the Fund; (iv) filing fees and expenses relating to registering and qualifying and maintaining the registration and qualification of the Fund’s shares for sale under federal and state securities laws; (v) its allocable share of the compensation, fees and reimbursements paid to the non-interested Trustees of IDEX; (vi) custodian and transfer agent fees; (vii) legal and accounting expenses allocable to the Fund, including costs for local representation in Massachusetts and fees of special counsel, if any, for the independent Trustees; (viii) all federal, state and local tax (including stamp, excise, income and franchise taxes and the preparation and filing of all returns and reports in connection therewith; (ix) cost of certificates and delivery to purchasers; (x) expenses of preparing and filing reports with federal and state regulatory authorities; (xi) expenses of shareholders’ meetings and of preparing, printing and distributing proxy statements (unless otherwise agreed to by IDEX and the Investment Adviser); (xii) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (xiii) any costs, expenses or losses arising out of any liability of or claim for damage or other relief asserted against the Trust for violation of any law; (xiv) expenses of preparing, typesetting and printing prospectuses and supplements thereto for existing shareholders and of reports and statements to shareholders; (xv) fees and expenses in connection with membership in investment company organizations; and (xvi) any extraordinary expenses incurred by IDEX on behalf of the Fund.

        The Advisory Agreement provides that ATFA will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Advisory Agreement continues in effect for a period of no more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the 1940 Act. The Advisory Agreement also provides that it will terminate automatically if assigned and may be terminated without penalty by the IDEX Trustees, by vote of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act) or by ATFA, upon 60 days’ written notice to IDEX.

        ATFA acts as investment adviser to the following investment companies, in addition to IDEX: AEGON/Transamerica Series Fund, Inc., Transamerica Occidental’s Separate Account Fund B and Transamerica Income Shares, Inc. ATFA also acts as the administrator to Transamerica Index Funds, Inc.

INFORMATION CONCERNING THE SUB-ADVISERS

        Great Companies is located at 635 Court Street, Suite 100, Clearwater, Florida 33756. Templeton is located at One Franklin Parkway, San Mateo, California 94403-1906. Both Great Companies and Templeton are investment advisers registered as such with the SEC. Great Companies, with its affiliates, and Templeton, with its affiliates, had approximately $668 million and $287 billion, respectively, in assets under management as of June 30, 2003. Exhibit D sets forth certain information concerning the Principal Executive Officer and Managers or Directors of both Great Companies and Templeton.

        Great Companies and Templeton provide investment management and related services to other mutual fund portfolios and individual, corporate, charitable and retirement accounts. Exhibit E sets forth certain information regarding each registered investment company advised or sub-advised by Great Companies and Templeton with an investment objective similar to that of the Fund.

Principal Investment Strategies of the Sub-Advisers

        As a result of the changes in the sub-advisory arrangements, the Fund’s assets are split and allocated to the two co-sub-advisers. Great Companies manages the domestic portion of the Fund and Templeton manages the non-U.S. portion (called “international portion”) of the Fund. The proportion of assets allocated to each portion generally is based the proportion of securities from U.S. and foreign issuers comprising the Morgan Stanley Capital International World Index (“MSCIW Index”), a market capitalization-weighted benchmark index made up of equities from 23 countries, including the U.S. Each of the domestic and international portions of the Fund adjusted periodically to account for changes that may be made in the composition of the MSCIW Index.

Domestic Portion

        Great Companies, managing the Fund’s domestic securities, seeks to achieve the Fund’s objective by investing in common stocks of U.S. based companies that meet Great Companies’ screens for either being or becoming a “great company.”

        To be considered a “great company” by Great Companies, an initial determination is made to see if a company meets the following criteria: be publicly traded; be a global business; be engaged in what Great Companies considers to be a “terrific business”; have “protective barrier(s)” such as superior brand franchises; consider employees to be a company’s most valuable asset; have, in Great Companies’ opinion, “world class management”; and be an innovation-driven company that, in Great Companies’ opinion, can convert changes into opportunities. Companies included in the portfolio may also pass several additional screens that Great Companies considers to be paramount in its decision for inclusion in the Fund’s domestic investments.

            U.S. Companies identified by Great Companies for inclusion in the Fund’s domestic portion of the portfolio may fall outside of the initial screening process. The final selection process and the addition of such companies to the Fund’s domestic portion of the portfolio are at the sole discretion of Great Companies irrespective of the stock screening process or methods used.

        The allocation of the weightings among securities held in the domestic portion of the Fund will be driven by two factors: intrinsic value momentum and market price of the domestic stocks in the portfolio relative to their intrinsic values.

International Portion

        Templeton, when managing the Fund’s international securities, seeks to achieve the Fund’s objective by investing in foreign securities. Templeton normally will invest primarily in equity securities. An equity security, or stock, represents a proportionate share of the ownership of a company. Its value is based on the success of the company’s business, any income paid to stockholders, the value of the company’s assets and general market conditions. Common stocks, preferred stocks and convertible securities are examples of equity securities. Convertible securities generally are debt securities or preferred stock that may be converted into common stock after certain time periods or under certain circumstances.

        For purposes of the Fund’s investments, “foreign securities” means those securities issued by companies that:
     •      have their principal securities trading markets outside the U.S.
     •      derive a significant share of their total revenue from either goods or services produced or sales made in markets outside the U.S.
     •     have a significant portion of their assets outside the U.S.
     •     are linked to non-U.S. dollar currencies
     •     are organized under the laws of, or with principal offices in, another country

        The Fund’s definition of “foreign securities” may differ from the definition of the same or similar term as used in other mutual fund prospectuses. As a result, the Fund may hold foreign securities that other funds may classify differently.

        The Fund may invest a portion of its assets in smaller companies. The Fund considers smaller company stocks to be generally those with market capitalizations of less than $2 billion. Templeton may also invest in ADRs, GDRs and EDRs, which are certificates issued typically by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company. Templeton, from time to time, may have significant investments in one or more countries or in particular sectors such as technology (including computer hardware and software, electronics, and telecommunications) and financial institutions.

        Depending upon current market conditions, Templeton generally invests a portion of its total assets in debt securities of companies and governments located anywhere in the world. Templeton may use various derivative strategies seeking to protect its assets, implement a cash or tax management strategy or enhance its returns. With derivatives, the manager attempts to predict whether an underlying investment will increase or decrease in value at some future time. The manager considers various factors, such as availability and cost, in deciding whether to use a particular instrument or strategy.

        When choosing equity investments for the Fund, Templeton applies a “bottom-up,” value-oriented, long-term approach, focusing on the market price of a company’s securities relative to the manager’s evaluation of the company’s long-term earnings, asset value and cash flow potential. The manager also considers and analyzes various measures relevant to stock valuation, such as a company’s price/cash flow ratio, price/earnings ratio, profit margins and liquidation value.

Temporary Defensive Position

        The Fund may also take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or when other adverse conditions exist (which is inconsistent with the Fund’s principal investment strategies). Under these circumstances, the Fund may be unable to achieve its investment objective.

THE MULTI-MANAGER APPROACH

        The multi-manager approach that is applied to the Fund seeks to take advantage of the best expertise and the investment ideas of both Great Companies and Templeton. Great Companies and Templeton each manage a portion of the Fund’s assets, and each is generally expected to select a relatively small number of securities (approximately 20 per co-sub-adviser) for its portion of the Fund’s assets. Such a focused security selection process requires Great Companies and Templeton to each select only the investment ideas that have, in their respective view, the greatest return potential.

        In addition to allocations resulting from changes in the MSCIW Index, ATFA may allocate assets from time to time between the portions of the Fund managed by Great Companies and Templeton, respectively. ATFA anticipates allocation of Fund cash flows equally between Templeton and Great Companies; however, varying allocations may be made in light of considerations which could include appreciation and depreciation, concentration, diversification, performance, portfolio cash flows, tax implications, investment style and other considerations.

TERMS OF THE SUB-ADVISORY AGREEMENTS

        The following summary of the Great Companies Sub-Advisory Agreement and the amendment thereto is qualified in its entirety by reference to the copy of the amended Great Companies Sub-Advisory Agreement attached as Exhibit A to this Information Statement; and the summary of the Templeton Sub-Advisory Agreement is qualified in its entirety by reference to the copy of the Templeton Sub-Advisory Agreement attached as Exhibit B to this Information Statement.

Sub-Advisory Fees

        ATFA pays the fees of each sub-adviser, at no additional cost to the Fund. The changes to the Fund’s investment sub-advisory arrangements will not result in any change to the fees paid to ATFA under the Advisory Agreement.

        Prior to the amendments to the Great Companies Sub-Advisory Agreement, Great Companies was paid the following fees by ATFA: 50% of the advisory fees received by ATFA. Pursuant to the amendment to the Great Companies Sub-Advisory Agreement, Great Companies is compensated by ATFA (not the Fund) at an annual rate of 0.40% (or 0.35% as the case may be) of the Fund’s average daily net assets (for the portion of average daily assets that are managed by Great Companies).

        During the Fund’s most recently completed fiscal year ended October 31, 2003, Great Companies received an aggregate of approximately $95,392 from ATFA for services rendered to the Fund; and for its services rendered to the Fund since September 15, 2003, Templeton received approximately $6,202 from ATFA. The aggregate amount of sub-advisory fees paid by ATFA had the co-sub-advisory arrangements been in place during the entire fiscal would have been approximately the same; but the fee would then have been split between Templeton and Great Companies based on the portion of assets each adviser managed.

        The Fund did not pay any affiliated brokerage fees for the fiscal year ended October 31, 2003.

        Under the terms of the Templeton Sub-Advisory Agreement, Templeton is compensated by ATFA (not the Fund) at an annual rate of 0.40% of the first $500 million of the Fund’s average daily net assets; and 0.35% of average daily net assets over $500 million (for the portion of average daily assets that are managed by Templeton).

About the Sub-Advisory Arrangements

        The co-sub-advisory arrangements provide that, subject to the supervision of the Board and ATFA, Great Companies and Templeton will select and manage the domestic and international portion of the Fund’s portfolio, respectively. In accordance with the requirements of the 1940 Act, both Great Companies and Templeton also provide ATFA with all books and records relating to the transactions it executes and renders to the Trustees such periodic and special reports as the Board may reasonably request.

        The Great Companies Sub-Advisory Agreement was last approved by the Board on September 9, 2003 for an additional one-year period that will end on December 9, 2004. The amendment to the Great Companies Sub-Advisory Agreement was also approved by the Board on September 9, 2003.

        The terms and conditions of the Great Companies Sub-Advisory Agreement and the Templeton Sub-Advisory Agreement (collectively, the “Sub-Advisory Agreements”) are essentially identical (other than the fee arrangements and the fact that the Great Companies Sub-Advisory Agreement will continue through December 9, 2004 unless continuance is approved annually thereafter, as explained below in connection with the Templeton Sub-Advisory Agreement). The Templeton Sub-Advisory Agreement will remain in full force and effect for a period of up to two years from its effective date, and thereafter as long as continuance is specifically approved at least annually by vote of a majority of the outstanding voting securities (as that term is defined in the 1940 Act) of the Fund, or by a majority vote of the Board and by the vote of a majority of the Independent Trustees, at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreements 1) may be terminated at any time without the payment of any penalty, either by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund; 2) will terminate immediately in the event of their assignment (within the meaning of the 1940 Act) or upon the termination of the Fund’s management agreement with ATFA; and 3) may be terminated at any time by Great Companies, Templeton or ATFA on 60 days’ written notice to the other party.

        The Sub-Advisory Agreements provide that, in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties, or reckless disregard of its obligations and duties thereunder, Great Companies or Templeton will not be liable for any act or omission in connection with their activities as co-sub-advisers for the Fund.

BOARD CONSIDERATION OF THE TEMPLETON SUB-ADVISORY AGREEMENT

        At an in person meeting of the Board held on September 9, 2003, at which a majority of the Trustees were in attendance (including a majority of the Independent Trustees), the Board of Trustees considered and unanimously approved the Templeton Sub-Advisory Agreement and the amendments to the Great Companies Sub-Advisory Agreement. In considering the approval of each agreement, the Trustees, including the Independent Trustees, considered whether the approval of the Templeton Sub-Advisory Agreement was in the best interest of the Fund. The Board requested information, provided by ATFA, Great Companies and Templeton, that it believed to be reasonably necessary to reach its conclusion. The Board carefully evaluated this information, and was advised by legal counsel with respect to its deliberations.

        At the meeting, the Trustees reviewed materials furnished by ATFA, Great Companies and Templeton. ATFA explained to the Trustees the research, review and selection process that it employed to identify potential candidates to be included as co-sub-adviser with Great Companies, which included the review of due diligence materials from the candidates by ATFA. ATFA explained the reasons why it selected Templeton, and why it recommended that the Trustees approve the addition of Templeton as the Fund’s co-sub-adviser.

        The Board considered a number of factors in approving Templeton, including: (i) history and background in managing funds for other clients; (ii) investment philosophy, long-term performance record, and the experience and background of the personnel who would be responsible for managing the Fund’s assets; (iii) performance relative to its peers; (iv) facilities and compliance procedures; (v) the nature, quality and extent of services expected to be provided to the Fund; (vi) Templeton’s reputation in the asset management industry; (vii) the size and structure of Templeton, as well as the amount of assets currently managed; and (viii) demonstrated ability to consistently add value relative to the Fund’s benchmark.

        The Board discussed and reviewed the terms of the Templeton Sub-Advisory Agreement, noting that the material terms of the Templeton Sub-Advisory Agreement are substantially identical to those of the Great Companies Sub-Advisory Agreement, other than the fee arrangements.

        As a result on the new investment sub-advisory arrangements, the Great Companies Sub-Advisory Agreement has been amended to reflect that Great Companies will receive 0.40% or 0.35% (as the case may be) of the Fund’s average daily net assets (for the portion of assets managed by Great Companies). Please see the illustration attached to the amendment to the Great Companies Agreement (Exhibit A) for details of the fee split between Great Companies and Templeton. Under the Templeton Sub-Advisory Agreement, Templeton receives 0.40% of the first $500 million of the Fund’s average daily net assets and 0.35% of average daily net assets over $500 million (for the portion of assets managed by Templeton). Please see the illustration attached to the Templeton Sub-Advisory Agreement (Exhibit B) for details of the fee split between Templeton and Great Companies.

        The Trustees approved the sub-advisory agreements on the basis of the following considerations, among others:

•	The sub-advisory fees payable to Great Companies and Templeton are fair and reasonable in light of the services expected to be provided, the anticipated costs of the services, the estimated profitability of the sub-advisers' relationship with the Fund, and the comparability of the proposed fees to fees paid by comparable management investment companies;
•	The nature, quality and extent of the investment sub-advisory services expected to be provided by Great Companies and Templeton, separately, and as co-sub-advisers, in light of their respective investment methodology, the high quality services provided to other management investment companies that they separately advise, and the historic performance of accounts that they manage, including achievement of stated investment objectives;
•	Templeton's representations regarding its staffing and capabilities to manage the international portion of the Fund, including the retention of personnel with significant international portfolio management experience; and Great Companies' representations regarding its staffing and capabilities to manage the domestic portion of the Fund, including the retention of personnel with significant portfolio management experience;
•	Great Companies' and Templeton's entrepreneurial commitment to the management and success of the Fund and its co-sub-adviser investment strategy, which could entail a substantial commitment of resources to the successful operation of the Portfolio; and
•	The overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies, and performance of Great Companies and Templeton.

        Based upon its review of the information requested and provided, the Board concluded that the co-sub-advisory arrangement is in the best interests of the Fund and its shareholders. Accordingly, after consideration of the above factors, and such other factors and information as they deemed relevant, the Trustees, including the Independent Trustees, unanimously approved the Templeton Sub-Advisory Agreement and the amendment to the Great Companies Sub-Advisory Agreement.

PRINCIPAL SHAREHOLDERS

        As of October 31, 2003, the Fund had 4,686,310.728 shares of beneficial interest.

SHAREHOLDER PROPOSALS

        As a general matter, the Fund does not hold annual meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders’ meeting should send their written proposal to the Secretary of IDEX, 570 Carillon Parkway, St. Petersburg, Florida 33716.

        Proposals must be received a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for a meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. Persons named as proxies for any subsequent shareholders’ meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

ANNUAL REPORT

        IDEX will furnish, without charge, a copy of its most recent annual and any subsequent semi-annual report to shareholders upon request. Any such request should be directed to IDEX by calling (888) 233-4339 or by writing IDEX at P.O. Box 9015, Clearwater, Florida 33758-9015.

ADDITIONAL INFORMATION

        ATFA, the Fund’s investment adviser, AEGON/Transamerica Investor Services, Inc., the Fund’s transfer agent and AEGON/Transamerica Fund Services, Inc., the Fund’s administrator, are all located at 570 Carillon Parkway, St. Petersburg, Florida 33716. The Fund’s principal underwriter and distributor, AFSG Securities Corporation, is located at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499-0002.

By Order of the Board of Trustees John K. Carter, Esq., Secretary IDEX Mutual Funds St. Petersburg, Florida

Exhibit A – Great Companies Sub-Advisory Agreement, as amended
Exhibit B – Templeton Sub-Advisory Agreement
Exhibit C – Directors and Principal Officer of ATFA
Exhibit D – Directors/Managers and Principal Officer of Great Companies and Templeton
Exhibit E – Similar Funds Information

EXHIBIT A

Amendment to Sub-Advisory Agreement betweenAEGON/Transamerica
Fund Advisers, Inc. and Great Companies, LLC

        THIS AMENDMENT is made as of September 15, 2003 to the Sub-Advisory Agreement dated September 1, 2000 (the “Agreement”), as amended between AEGON/Transamerica Fund Advisers, Inc. (“ATFA”) and Great Companies, LLC (the “Sub-Adviser”), on behalf of IDEX Great Companies – Global2 (the “Fund”). In consideration of the mutual covenants contained herein, the parties agree as follows:

1.	Fund Name Change. Any references to IDEX Great Companies – Global[2] are revised to mean Templeton IDEX Great Companies Global, in response to the name change of the Fund, effective September 15, 2003.

2.

Co-Sub-Adviser: Effective September 15, 2003, Templeton Investment Counsel, LLC (“Templeton”) was added as co-sub-adviser for the Fund. Any references to “sub-adviser” are revised to mean “co-sub-adviser.”

3.

Duties of the Sub-Adviser (Paragraph 2): Effective September 15, 2003, Templeton is responsible for managing the non-U.S. portion of the Fund and Great Companies is responsible for managing the U.S. equity component of the Fund.

4.

Compensation (Paragraph 3): Effective September 15, 2003, the Sub-Adviser shall receive 0.40% or 0.35% (as the case may be) of the Fund’s average daily net assets, as illustrated per the examples in Exhibit A, attached hereto.

/s/ John K. Carter John K. Carter, Esq. Senior Vice President, General Counsel & Secretary AEGON/Transamerica Fund Advisers, Inc.
/s/ John R. Kenney By: John R. Kenney Title: Chairman, Co-CEO Great Companies, L.L.C.

Exhibit A to the Amendment to Sub-Advisory Agreement between
AEGON/Transamerica Fund Advisers, Inc. and Great Companies, LLC

The sub-advisory fees paid to Great Companies, L.L.C. and Templeton Investment Counsel, LLC will be paid to each sub-adviser as per the following:

Sub-Adviser Compensation will be as follows:

Templeton will receive 40 bps for assets that they manage up to $500 million. If the assets managed by Templeton are less than $500 million, Great Companies will receive 40 bps for the difference between Templeton’s assets and the $500 million cap (up to the assets managed by Great Companies). All assets above $500 million will receive 35 bps.

Example 1
Total Assets: $800 million

Templeton	Great Companies
Assets Under Management: $400 million	Assets Under Management: $400 million
$400 million @ 40 bps	$100 million @ 40 bps
$300 million @ 35 bps

Example 2
Total Assets: $900 million

Templeton	Great Companies
Assets Under Management: $800 million	Assets Under Management: $100 million
$500 million @ 40 bps	$100 million @ 35 bps
$300 million @ 35 bps

Example 3
Total Assets: $300 million

Templeton	Great Companies
Assets Under Management: $100 million	Assets Under Management: $200 million
$100 million @ 40 bps	$200 million @ 40 bps

Example 4
Total Assets: $800 million

Templeton	Great Companies
Assets Under Management: $300 million	Assets Under Management: $500 million
$300 million @ 40 bps	$200 million @ 40 bps
$300 million @ 35 bps

Amendment to Sub-Advisory Agreement betweenIdex
Management, Inc. and Great Companies, LLC

THIS AMENDMENT is made as of March 1, 2002 to the Sub-Advisory Agreement dated September 1, 2000 (the “Agreement”), between Idex Management, Inc. (“IMI”), and Great Companies, LLC (the “Sub-Adviser”), on behalf of IDEX Mutual Funds and IDEX Great Companies – Global2 (the “Fund”). In consideration of the mutual covenants contained herein, the parties agree as follows:

1.

Investment Adviser Change. Any references to Idex Management, Inc. (“IMI”) as the Investment Adviser to the Fund will now be revised to mean AEGON/Transamerica Fund Advisers, Inc. (“ATFA”) in response to the change of investment advisers of the Fund, effective March 1, 2002.

In all other respects, the Sub-Advisory Agreement dated September 1, 2000, is confirmed and remains in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this amendment to be executed as of March 1, 2002.

ATTEST: By: /s/ Gayle A. Morden Gayle A. Morden Assistant Vice President and Assistant Secretary ATTEST: By: /s/ Donna Eppes Name: Donna Eppes Title: Secretary	AEGON/TRANSAMERICA FUND ADVISERS, INC.

   By: /s/ John K. Carter
   John K. Carter
   Vice President, General Counsel,
   Compliance Officer and Secretary

GREAT COMPANIES, LLC

    By: /s/John R. Kenney
    Name: John R. Kenney
Title: Chairman and Co-Chief Executive Officer

SUB-ADVISORY AGREEMENT
BETWEEN
IDEX MANAGEMENT, INC.
AND
GREAT COMPANIES, L.L.C.

        SUB-ADVISORY AGREEMENT, made as of the 1st day of September, 2000, between IDEX Management, Inc. (“Investment Adviser”), a corporation organized and existing under the laws of the State of Delaware and Great Companies L.L.C. (“Sub-Adviser”), a LLC organized and existing under the laws of the State of Iowa.

        WHEREAS, the Investment Adviser has entered into an Investment Advisory Agreement dated as of the 1st day of September, 2000 (“Advisory Agreement”) with IDEX Mutual Funds (“IDEX”), a Massachusetts business trust which is engaged in business as an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”); and

        WHEREAS, IDEX is authorized to issue shares of IDEX Great Companies — Global2 (a “Fund”), a separate series of IDEX;

        WHEREAS, the Sub-Adviser is engaged principally in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”); and

        WHEREAS, the Investment Adviser desires to retain the Sub-Adviser as sub-adviser to furnish certain investment advisory services to the Investment Adviser with respect to each Fund and the Sub-Adviser is willing to furnish such services.

        NOW, THEREFORE, in consideration of the premises and mutual promises herein set forth, the parties hereto agree as follows:

          1.      Appointment.

            Investment Adviser hereby appoints the Sub-Adviser as its investment sub-adviser with respect to each Fund for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

          2.      Duties of the Sub-Adviser.

                    A.        Investment Sub-Advisory Services. Subject to the supervision of the IDEX Board of Trustees (“Board”) and the Investment Adviser, the Sub-Adviser shall act as the investment sub-adviser and shall supervise and direct the investments of each Fund in accordance with each Fund’s investment objective, policies, and restrictions as provided in the IDEX Prospectus and Statement of Additional Information, as currently in effect and as amended or supplemented from time to time (hereinafter referred to as the “Prospectus”), and such other limitations as directed by the appropriate officers of the Investment Adviser or IDEX by notice in writing to the Sub-Adviser. The Sub-Adviser shall obtain and evaluate such information relating to the economy, industries, businesses, securities markets, and securities as it may deem necessary or useful in the discharge of its obligations hereunder and shall formulate and implement a continuing program for the management of the assets and resources of each Fund in a manner consistent with each Fund’s investment objective, policies, and restrictions. In furtherance of this duty, the Sub-Adviser, on behalf of each Fund, is authorized, in its discretion and without prior consultation with each Fund or the Investment Adviser, to:

(1)	buy, sell, exchange, convert, lend, and otherwise trade in any stocks, bonds and other securities or assets; and

(2)	place orders and negotiate the commissions (if any) for the execution of transactions in securities or other assets with or through such brokers, dealers, underwriters or issuers as the Sub-Adviser may select.

                    B.        Additional Duties of Sub-Adviser. In addition to the above, Sub-Adviser shall:

(1)	furnish continuous investment information, advice and recommendations to IDEX as to the acquisition, holding or disposition of any or all of the securities or other assets which each Fund may own or contemplate acquiring from time to time;

(2)	cause its officers to attend meetings of IDEX and furnish oral or written reports, as IDEX may reasonably require, in order to keep IDEX and its officers and Board fully informed as to the condition of the investment securities of each Fund, the investment recommendations of the Sub-Adviser, and the investment considerations which have given rise to those recommendations; and

(3)	furnish such statistical and analytical information and reports as may reasonably be required by IDEX from time to time.

                    C.        Further Duties of Sub-Adviser. In all matters relating to the performance of this Agreement, the Sub-Adviser shall act in conformity with the IDEX Restatement of Declaration of Trust and By-Laws, as each may be amended or supplemented, and currently effective Registration Statement (as defined below) and with the written instructions and directions of the Board and the Investment Adviser, and shall comply with the requirements of the 1940 Act, the Advisers Act, the rules thereunder, and all other applicable federal and state laws and regulations.

      3.      Compensation.

            For the services provided and the expenses assumed by the Sub-Adviser pursuant to this Agreement, the Sub-Adviser shall receive monthly, (i) an investment management fee as specified in Schedule A of this Agreement, (ii) less 50% of any amount reimbursed to a Fund by the Investment Adviser pursuant to any expense limitations. If this Agreement becomes effective or terminates before the end of any month, the investment management fee for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be pro-rated according to the pro-ration which such period bears to the full month in which such effectiveness or termination occurs.

            Any amount borne by Sub-Adviser pursuant to (ii) above in this paragraph constitutes an agreement between the Investment Adviser and the Sub-Adviser only for the first twelve months following commencement of a Fund’s investment operations. The fee payable to the Sub-Adviser pursuant to this paragraph will not be waived by the Sub-Adviser or otherwise reduced by any waiver or expense limitation affecting the fee that is payable to the Investment Adviser under the Investment Advisory Agreement, except as mutually agreed to by the Sub-Adviser and the Investment Adviser. In no event will any amount to be borne by the Sub-Adviser pursuant to (ii) above or pursuant to such further mutual agreement between the Sub-Adviser and the Investment Adviser exceed the amount of fee payable to the Sub-Adviser pursuant to (i) above in this paragraph.

      4.      Duties of the Investment Adviser.

                    A.        The Investment Adviser shall continue to have responsibility for all services to be provided to each Fund pursuant to the Advisory Agreement and shall oversee and review the Sub-Adviser’s performance of its duties under this Agreement.

                    B.       The Investment Adviser has furnished the Sub-Adviser with copies of each of the following documents and will furnish to the Sub-Adviser at its principal office all future amendments and supplements to such documents, if any, as soon as practicable after such documents become available:

(1)	The IDEX Restatement of Declaration of Trust, as filed with the State of Massachusetts, as in effect on the date hereof and as amended from time to time (“Trust”);

(2)	The By-Laws of IDEX as in effect on the date hereof and as amended from time to time (“By-Laws”);

(3)	Certified resolutions of the Board of IDEX authorizing the appointment of the Investment Adviser and the Sub-Adviser and approving the form of the Advisory Agreement and this Agreement;

(4)	The IDEX Registration Statement under the 1940 Act and the Securities Act of 1933, as amended, on
    Form N-1A, as filed with the Securities and Exchange Commission (“SEC”) relating to each Fund and its shares and all amendments thereto (“Registration Statement”);

(5)	The Notification of Registration of IDEX under the 1940 Act on Form N-8A as filed with the SEC and any amendments thereto;

(6)	The IDEX Prospectus (as defined above); and

(7)	A certified copy of any publicly available financial statement or report prepared for IDEX by certified or independent public accountants, and copies of any financial statements or reports made by each Fund to its shareholders or to any governmental body or securities exchange.

            The Investment Adviser shall furnish the Sub-Adviser with any further documents, materials or information that the Sub-Adviser may reasonably request to enable it to perform its duties pursuant to this Agreement.

                    C.        During the term of this Agreement, the Investment Adviser shall furnish to the Sub-Adviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature, or other material prepared for distribution to shareholders of each Fund or the public, which refer to the Sub-Adviser or investment companies or other advisory accounts advised or sponsored by the Sub-Adviser or investment companies or other advisory accounts advised or sponsored by the Sub-Adviser in any way, prior to the use thereof, and the Investment Adviser shall not use any such materials if the Sub-Adviser reasonably objects in writing fifteen business days (or such other time as may be mutually agreed) after receipt thereof.

      5.      Brokerage.

                    A.        The Sub-Adviser agrees that, in placing orders with broker-dealers for the purchase or sale of portfolio securities, it shall attempt to obtain quality execution at favorable security prices (best price and execution); provided that, on behalf of a Fund, the Sub-Adviser may, in its discretion, agree to pay a broker-dealer that furnishes brokerage or research services as such services are defined under Section 28(e) of the Securities Exchange Act of 1934, as amended (“1934 Act”), a higher commission than that which might have been charged by another broker-dealer for effecting the same transactions, if the Sub-Adviser determines in good faith that such commission is reasonable in relation to the brokerage and research services provided by the broker-dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Sub-Adviser with respect to the accounts as to which it exercises investment discretion (as such term is defined under Section 3(a)(35) of the 1934 Act). In no instance will portfolio securities be purchased from or sold to the Sub-Adviser, or any affiliated person thereof, except in accordance with the federal securities laws and the rule and regulations thereunder.

                    B.        On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Fund, as well as other clients of the Sub-Adviser, the Sub-Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner the Sub-Adviser considers to be the most equitable and consistent with its fiduciary obligations to IDEX and to its other clients.

                    C.        In addition to the foregoing, the Sub-Adviser agrees that orders with broker-dealers for the purchase or sale of portfolio securities by each Fund shall be placed in accordance with the standards set forth in the Advisory Agreement.

      6.      Ownership of Records.

            The Sub-Adviser shall maintain all books and records required to be maintained by the Sub-Adviser pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to transactions on behalf of IDEX. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees: (i) that all records that it maintains for IDEX are the property of IDEX, (ii) to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records that it maintains for IDEX and that are required to be maintained by Rule 31a-1 under the 1940 Act and (iii) agrees to surrender promptly to IDEX any records that it maintains for IDEX upon request by IDEX; provided, however, the Sub-Adviser may retain copies of such records.

      7.      Reports.

            The Sub-Adviser shall furnish to the Board or the Investment Adviser, or both, as appropriate, such information, reports, evaluations, analyses and opinions as the Sub-Adviser and the Board or the Investment Adviser, as appropriate, may mutually agree upon from time to time.

      8.      Services to Others Clients.

            Nothing contained in this Agreement shall limit or restrict (i) the freedom of the Sub-Adviser, or any affiliated person thereof, to render investment management and corporate administrative services to other investment companies, to act as investment manager or investment counselor to other persons, firms, or corporations, or to engage in any other business activities, or (ii) the right of any director, officer, or employee of the Sub-Adviser, who may also be a director, officer, or employee of IDEX, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

      9.      Sub-Adviser’s Use of the Services of Others.

            The Sub-Adviser may (at its cost except as contemplated by Paragraph 5 of this Agreement) employ, retain, or otherwise avail itself of the services or facilities of other persons or organizations for the purpose of obtaining such statistical and other factual information, such advice regarding economic factors and trends, such advice as to occasional transactions in specific securities, or such other information, advice, or assistance as the Sub-Adviser may deem necessary, appropriate, or convenient for the discharge of its obligations hereunder or otherwise helpful to the Sub-Adviser, as appropriate, or in the discharge of Sub-Adviser’s overall responsibilities with respect to the other accounts that it serves as investment manager or counselor, provided that the Sub-Adviser shall at all times retain responsibility for making investment recommendations with respect to each Fund.

      10.      Limitation of Liability of the Sub-Adviser.

             Neither the Sub-Adviser nor any of its officers, directors, or employees, nor any person performing executive, administrative, trading, or other functions for the Sub-Adviser, IDEX (at the direction or request of the Sub-Adviser) or the Sub-Adviser in connection with the Sub-Adviser’s discharge of its obligations undertaken or reasonably assumed with respect to this Agreement, shall be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or any error of fact or mistake of law contained in any report or date provided by the Sub-Adviser, except for any error, mistake or loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of its or his duties on behalf of the Fund or from reckless disregard by the Sub-Adviser or any such person of the duties of the Sub-Adviser pursuant to this Agreement.

      11.      Representations of Sub-Adviser.

            The Sub-Adviser represents, warrants, and agrees as follows:

                    A.        The Sub-Adviser: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will immediately notify the Investment Adviser of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9 (a) of the 1940 Act or otherwise.

                    B.        The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and, if it has not already done so, will provide the Investment Adviser and IDEX with a copy of such code of ethics, together with evidence of its adoption.

                    C.        The Sub-Adviser has provided the Investment Adviser and IDEX with a copy of its Form ADV as most recently filed with the SEC and will, promptly after filing any amendment to its Form ADV with the SEC, furnish a copy of such amendment to the Investment Adviser.

      12.      Term of Agreement.

            This Agreement shall become effective upon the date first above written, provided that this Agreement shall not take effect unless it has first been approved (i) by a vote of a majority of those Directors of IDEX who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of each Fund’s outstanding voting securities. Unless sooner terminated as provided herein, this Agreement shall continue in effect for an initial term ending April 30, 2002. Thereafter, this Agreement shall continue in effect from year to year, with respect to each Fund, subject to the termination provisions and all other terms and conditions hereof, so long as such continuation shall be specifically approved at least annually (a) by either the Board, or by vote of a majority of the outstanding voting securities of each Fund; and (b) in either event, by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees of IDEX who are not parties to this Agreement or interested persons of any such party. The Sub-Adviser shall furnish to IDEX, promptly upon its request such information as may reasonably be necessary to evaluate the terms of this Agreement or any extension, renewal, or amendment hereof.

      13.      Termination of Agreement.

            Notwithstanding the foregoing, this Agreement may be terminated at any time, without the payment of any penalty, by vote of the Board or by a vote of a majority of the outstanding voting securities of each Fund on at least 60 days’ prior written notice to the Sub-Adviser. This Agreement may also be terminated by the Investment Adviser: (i) on at least 60 days’ prior written notice to the Sub-Adviser, without the payment of any penalty; or (ii) if the Sub-Adviser becomes unable to discharge its duties and obligations under this Agreement. The Sub-Adviser may terminate this Agreement at any time, or preclude its renewal without the payment of any penalty, on at least 60 days’ prior notice to the Investment Adviser. This Agreement shall terminate automatically in the event of its assignment or upon termination of the Advisory Agreement.

      14.      Amendment of Agreement.

            No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge, or termination is sought, and no amendment of this Agreement shall be effective until approved by vote of a majority of each Fund’s outstanding voting securities and a vote of a majority of those Trustees of IDEX who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such amendment, unless otherwise permitted in accordance with the 1940 Act.

      15.      Miscellaneous.

                    A.        Governing Law. This Agreement shall be construed in accordance with the laws of the State of Massachusetts without giving effect to the conflicts of laws principles thereof, and the 1940 Act. To the extent that the applicable laws of the State of Massachusetts conflict with the applicable provisions of the 1940 Act, the latter shall control.

                    B.        Captions. The captions contained in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

                    C.        Entire Agreement. This Agreement represents the entire agreement and understanding of the parties hereto and shall supersede any prior agreements between the parties relating to the subject matter hereof, and all such prior agreements shall be deemed terminated upon the effectiveness of this Agreement.

                    D.        Interpretation. Nothing herein contained shall be deemed to require IDEX to take any action contrary to its Trust or By-Laws, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Board of its responsibility for and control of the conduct of the affairs of IDEX.

                    E.        Definitions. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations, or orders of the SEC validly issued pursuant to the 1940 Act. As used in this Agreement, the terms “majority of the outstanding voting securities,” “affiliated person,” “interested person,” “assignment,” “broker,” “investment adviser,” “net assets,” “sale,” “sell,” and “security” shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation, or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by a rule, regulation, or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation, or order, unless the Investment Adviser and the Sub-Adviser agree to the contrary.

        IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of the date and year first above written.

Attest: /s/ John K. Carter John K. Carter, Vice President, Counsel, Compliance Officer & Assistant Secretary Attest: /s/ Donna Eppes Donna Eppes Secretary	IDEX MANAGEMENT, INC.

By: /s/ Thomas R. Moriarty
Name: Thomas R. Moriarty
Title: President and Chief Executive Officer

Great Companies, LLC

By /s/ John R. Kenney
Name: John R. Kenney
Title: Chairman and Co-Chief Executive Officer

Schedule A

SUB-ADVISORY AGREEMENT

FUND	INVESTMENT MANAGEMENT FEE	TERMINATION DATE
IDEX Great Companies - Global2	50% of the advisory fees received by IDEX Management, Inc.	April 30, 2003

EXHIBIT B

SUB-ADVISORY AGREEMENT
BETWEEN
AEGON/TRANSAMERICA FUND ADVISERS, INC.
AND
TEMPLETON INVESTMENT COUNSEL, LLC

        SUB-ADVISORY AGREEMENT, made as of the 15th day of September 2003, between AEGON/Transamerica Fund Advisers, Inc. (“Investment Adviser”), a corporation organized and existing under the laws of the State of Florida and Templeton Investment Counsel, LLC (“Sub-Adviser”), a Delaware limited liability company.

        WHEREAS, the Investment Adviser acts as an investment adviser to IDEX Templeton Great Companies Global of IDEX Mutual Funds (“IDEX”), a Massachusetts business trust which is engaged in business as an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”), pursuant to an investment advisory agreement dated September 1, 2000, as amended, (the “Advisory Agreement”) a copy of which has been provided to Sub-Adviser;

        WHEREAS, IDEX is authorized to issue shares of IDEX Templeton Great Companies Global the “Fund”), a separate series of IDEX;

        WHEREAS, the Sub-Adviser is engaged principally in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”); and

        WHEREAS, the Investment Adviser desires to retain the Sub-Adviser as sub-adviser to furnish certain investment advisory services (in connection with non-U.S. securities) to the Investment Adviser with respect to the Fund and the Sub-Adviser is willing to furnish such services.

        NOW, THEREFORE, in consideration of the premises and mutual promises herein set forth, the parties hereto agree as follows:

      1.      Appointment.

            Investment Adviser hereby appoints the Sub-Adviser as its investment sub-adviser with respect to the Fund for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

      2.      Duties of the Sub-Adviser.

                    A.        Investment Sub-Advisory Services. Subject to the supervision of the IDEX Board of Trustees (“Board”) and the Investment Adviser, the Sub-Adviser shall act as the investment sub-adviser and shall supervise and direct the non U.S. investments of the Fund in accordance with the Fund’s investment objective, policies, and restrictions as provided in the IDEX Prospectus and Statement of Additional Information, as currently in effect and as amended or supplemented from time to time (hereinafter referred to as the “Prospectus”), and such other limitations as directed by the appropriate officers of the Investment Adviser or IDEX by notice in writing to the Sub-Adviser. The Sub-Adviser shall obtain and evaluate such information relating to the economy, industries, businesses, securities markets, and securities as it may deem necessary or useful in the discharge of its obligations hereunder and shall formulate and implement a continuing program for the management of the assets of the Fund in a manner consistent with the Fund’s investment objective, policies, and restrictions. In furtherance of this duty, the Sub-Adviser, on behalf of the Fund, is authorized, in its discretion and without prior consultation with the Fund or the Investment Adviser, to:

(1)	buy, sell, exchange, convert, lend, and otherwise trade in any stocks, bonds and other securities br or assets; and

(2)	place orders and negotiate the commissions (if any) for the execution of transactions in securities or other assets with or through such brokers, dealers, underwriters or issuers as the Sub-Adviser may select.

                    B.        Additional Duties of Sub-Adviser. In addition to the above, Sub-Adviser shall:

(1)	furnish continuous investment information, advice and recommendations to IDEX as to the acquisition, holding or disposition of any or all of the securities or other assets which the Fund may own or contemplate acquiring from time to time;

(2)	cause its officers to attend meetings, either in person or via teleconference, of IDEX and furnish oral or written reports, as IDEX may reasonably require, in order to keep IDEX and its officers and Board fully informed as to the condition of the investment securities of the Fund, the investment recommendations of the Sub-Adviser, and the investment considerations which have given rise to those recommendations; and

(3)	furnish such statistical and analytical information and reports as may reasonably be required by IDEX from time to time.

                    C.       Further Duties of Sub-Adviser. In all matters relating to the performance of this Agreement, the Sub-Adviser shall act in conformity with the IDEX Restatement of Declaration of Trust and By-Laws, as each may be amended or supplemented, and currently effective Registration Statement (as defined below) and with the written instructions and directions of the Board and the Investment Adviser, and shall comply with the requirements of the 1940 Act, the Advisers Act, the rules thereunder, and all other applicable federal and state laws and regulations.

                    D.        Custody. Sub-Adviser shall have no responsibility with respect to maintaining custody of the Fund’s assets. Sub-Adviser shall affirm security transactions with central depositories and advise the custodian of the Fund (“Custodian”) or such depositories or agents as may be designated by Custodian and Investment Adviser promptly of each purchase and sale of a portfolio security, specifying the name of the issuer, the description and amount or number of shares of the security purchased, the market price, the commission and gross or net price, the trade date and settlement date and the identity of the effecting broker or dealer. Sub-Adviser shall from time to time provide Custodian and Investment Adviser with evidence of authority of its personnel who are authorized to give instructions to Custodian. The Fund shall instruct the Custodian to provide the Sub-Adviser with such information as the Sub-Adviser may reasonably request relating to daily cash levels held by the Fund.

                    E.        Proxy Voting. Unless Investment Adviser advises Sub-Adviser in writing that the right to vote proxies has been expressly reserved to Investment Adviser or the Fund or otherwise delegated to another party, Sub-Adviser shall exercise voting rights incident to any securities under Sub-Adviser’s supervision held in the Fund without consultation with Investment Adviser or Fund, provided that Sub-Adviser will follow any written instructions received from Investment Adviser or Fund with respect to voting as to particular issues. Sub-Adviser shall further respond to all corporate action matters incident to such securities held in the Fund including, without limitation, proofs of claim in bankruptcy and class action cases and shelf registrations. Should Sub-Adviser undertake litigation against an issuer on behalf of accounts which it manages that are shareholders of such issuer, Fund agrees, that in the event the Fund is also a shareholder of such issuer, to pay its proportionate share of any applicable legal fees associated with the action or to forfeit any claim to any assets Sub-Adviser may recover and, in such case, agrees to hold Sub-Adviser harmless for excluding the Fund from such action. In the case of class action suits involving issuers held by the Fund, Sub-Adviser may include information about the Fund for purposes of participating in any settlements.

      3.      Compensation.

            For the services provided by the Sub-Adviser pursuant to this Agreement, the Sub-Adviser shall receive monthly an investment management fee as specified in Schedule A of this Agreement. If this Agreement becomes effective or terminates before the end of any month, the investment management fee for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be pro-rated according to the pro-ration which such period bears to the full month in which such effectiveness or termination occurs.

          4.      Expenses.

        During the term of this Agreement, Sub-Adviser will bear all expenses incurred by it in the performance of its duties hereunder, other than those expenses specifically borne by the Fund or assumed by the Investment Adviser pursuant to the Advisory Agreement. The Fund and the Investment Adviser shall bear their own expenses, including but not limited to those expenses allocated to the Fund or the Investment Adviser in the Advisory Agreement, all proxy voting expenses and brokers’ and underwriting commissions chargeable to the Fund in connection with the securities transactions to which the Fund is a party.

      5.      Duties of the Investment Adviser.

                    A.        The Investment Adviser shall continue to have responsibility for all services to be provided to the Fund pursuant to the Advisory Agreement and shall oversee and review the Sub-Adviser’s performance of its duties under this Agreement. Notwithstanding the Advisory Agreement, the Sub-Adviser has the authority to buy, sell, exchange, convert, lend, and otherwise trade in any stocks, bonds and other securities or assets on behalf of the Fund.

                     B.                The Investment Adviser has furnished the Sub-Adviser with copies of each of the following documents and will furnish to the Sub-Adviser at its principal office all future amendments and supplements to such documents, if any, as soon as practicable after such documents become available:

(1)	The IDEX Restatement of Declaration of Trust, as filed with the State of Massachusetts, as in effect on the date hereof and as amended from time to time (“Trust”);

(2)	The By-Laws of IDEX as in effect on the date hereof and as amended from time to time (“By-Laws”);

(3)	Certified resolutions of the Board of IDEX authorizing the appointment of the Investment Adviser and the Sub-Adviser and approving the form of the Advisory Agreement and this Agreement;

(4)	The IDEX Registration Statement under the 1940 Act and the Securities Act of 1933, as amended, on
    Form N-1A, as filed with the Securities and Exchange Commission (“SEC”) relating to the Fund and its shares and all amendments thereto (“Registration Statement”);

(5)	The IDEX Prospectus (as defined above); and

(6)	A certified copy of any publicly available financial statement or report prepared for IDEX by certified or independent public accountants, and copies of any financial statements or reports made by the
Fund to its shareholders or to any governmental body or securities exchange.

            The Investment Adviser shall furnish the Sub-Adviser with any further documents, materials or information that the Sub-Adviser may reasonably request to enable it to perform its duties pursuant to this Agreement.

            Notwithstanding the above, the Sub-Adviser shall not be responsible for performing in accordance with any of the above-mentioned documents and notices unless Sub-Adviser has received such document or notice.

                    C.        The Sub-Adviser hereby gives the Fund, for the term of this Agreement, a royalty free, nonexclusive, nontransferable right to use the name “Templeton” (hereinafter referred to as the “Mark”) in the United States as part of the name of the Fund, provided such name is approved by Sub-Adviser in writing. Such right does not include the right to allow third parties to use the Mark except as specifically provided in this Agreement. Neither the Fund nor the Investment Adviser shall retain any right to use of the Mark after the termination of this Agreement. Upon termination of this Agreement, the Fund will immediately terminate all use of the Mark and destroy any remaining unused sales documentation, promotional, marketing, advertising or other written printed or electronic material or performance information that contains the Mark. The Fund agrees to use its best efforts to ensure that the nature and quality of the services rendered in connection with the Mark shall conform to the terms of this Agreement and any amendments thereto.

                    D.        During the term of this Agreement, the Investment Adviser shall furnish to the Sub-Adviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales documentation, promotional, marketing, advertising and other written, printed or electronic material or performance information or data prepared for distribution to shareholders of the Fund or the public, which include the Mark or refer to the Fund, the Sub-Adviser or investment companies or other advisory accounts advised or sponsored by the Sub-Adviser in any way, prior to the use thereof. Investment Adviser shall not use any such materials which include the Marks without the Sub-Adviser’s prior written approval; and Investment Adviser shall not use any such materials which do not include the Marks if the Sub-Adviser reasonably objects in writing within fifteen (15) business days (or such other time as may be mutually agreed upon) after Sub-Adviser’s receipt thereof.

      6.      Brokerage.

                    A.        The Sub-Adviser agrees that, in placing orders with broker-dealers for the purchase or sale of portfolio securities, it shall attempt to obtain quality execution at favorable security prices (best price and execution); provided that, on behalf of the Fund, the Sub-Adviser may, in its discretion, agree to pay a broker-dealer that furnishes brokerage or research services as such services are defined under Section 28(e) of the Securities Exchange Act of 1934, as amended (“1934 Act”), a higher commission than that which might have been charged by another broker-dealer for effecting the same transactions, if the Sub-Adviser determines in good faith that such commission is reasonable in relation to the brokerage and research services provided by the broker-dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Sub-Adviser with respect to the accounts as to which it exercises investment discretion (as such term is defined under Section 3(a)(35) of the 1934 Act). In no instance will portfolio securities be purchased from or sold to the Sub-Adviser, or any affiliated person thereof, except in accordance with the federal securities laws and the rule and regulations thereunder.

                    B.        On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Fund, as well as other clients of the Sub-Adviser, the Sub-Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner the Sub-Adviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to its other clients.

                    C.            In addition to the foregoing, the Sub-Adviser agrees that orders with broker-dealers for the purchase or sale of portfolio securities by the Fund shall be placed in accordance with the standards set forth in Section 8 of the Advisory Agreement.

      7.      Ownership of Records.

            Sub-Adviser shall maintain all books and records required to be maintained by Sub-Adviser pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to transactions on behalf of the Fund. In compliance with the requirements of Rule 31a-3 under the 1940 Act, Sub-Adviser hereby agrees (i) to preserve for the periods prescribed by Rule 31a-3 under the 1940 Act any records that it maintains for the Fund that are required to be maintained by Rule 31a-1 under the 1940 Act, and (ii) to provide the Fund with access to or copies of any records that it maintains for the Fund upon reasonable request by the Fund.

      8.      Reports.

            The Sub-Adviser shall furnish to the Board or the Investment Adviser, or both, as appropriate, such information, reports, evaluations, analyses and opinions as the Sub-Adviser and the Board or the Investment Adviser, as appropriate, may mutually agree upon from time to time.

      9.     Services to Other Clients.

            Nothing contained in this Agreement shall limit or restrict (i) the freedom of the Sub-Adviser, or any affiliated person thereof, to render investment management and corporate administrative services to other investment companies, to act as investment manager or investment counselor to other persons, firms, or corporations, or to engage in any other business activities, or (ii) the right of any director, officer, or employee of the Sub-Adviser, who may also be a director, officer, or employee of IDEX, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature. Nothing in this Agreement shall impose upon Sub-Adviser any obligation to purchase or sell or to recommend for purchase or sale, with respect to the Fund, any securities which the Sub-Adviser, or its officers, directors, employees or affiliates may purchase or sell for its or their own account(s) or for the account of any other client. Sub-Adviser may give advice and take action with respect to any of its other accounts or for its own account which may differ from the timing or nature of action taken by the Sub-Adviser with respect to the Fund.

      10.      Sub-Adviser’s Use of the Services of Others.

            The Sub-Adviser may (at its cost except as contemplated by Section 6 of this Agreement) employ, retain, or otherwise avail itself of the services or facilities of other persons or organizations for the purpose of obtaining such statistical and other factual information, such advice regarding economic factors and trends, such advice as to occasional transactions in specific securities, or such other information, advice, or assistance as the Sub-Adviser may deem necessary, appropriate, or convenient for the discharge of its obligations hereunder or otherwise helpful to the Sub-Adviser, as appropriate, or in the discharge of Sub-Adviser’s overall responsibilities with respect to the other accounts that it serves as investment manager or counselor, provided that the Sub-Adviser shall at all times retain responsibility for making investment recommendations with respect to the Fund.

               11.        Liability of Sub-Adviser. Sub-Adviser may rely on information reasonably believed by it to be accurate and reliable. Except as may otherwise be provided by the 1940 Act, neither Sub-Adviser nor its officers, directors, employees or agents shall be subject to any liability to the Investment Adviser, the Fund or any shareholder of the Fund for any error of judgment, mistake of law or any loss arising out of any investment or other act or omission in the course of, connected with or arising out of any service to be rendered hereunder, except by reason of willful misfeasance, bad faith or gross negligence in its performance of its duties or by reason of reckless disregard of its obligations and duties under this Agreement.

      12.      Representations of Sub-Adviser.

            The Sub-Adviser represents, warrants, and agrees as follows:

                    A.        The Sub-Adviser: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will immediately notify the Investment Adviser of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9 (a) of the 1940 Act or otherwise.

                    B.        The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and, if it has not already done so, will provide the Investment Adviser and IDEX with a copy of such code of ethics, together with evidence of its adoption.

                    C.        The Sub-Adviser has provided the Investment Adviser and IDEX with a copy of its Form ADV as most recently filed with the SEC and will, promptly after filing any material amendment to its Form ADV with the SEC, furnish a copy of such amendment to the Investment Adviser.

      13.      Term of Agreement.

            This Agreement shall become effective as of the date of its execution and continue in effect for two years from its effective date, and threafter for successive annual periods, provided that such continuance is specifically approved at least annually (a) by the vote of the Fund’s outstanding voting securities (as defined in the 1940 Act) or by the IDEX Board of Trustees and (b) by the vote, cast in person at a meeting called for the purpose, of a majority of the IDEX Trustees who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of any such party. This Agreement may be terminated at any time, without payment of any penalty, by (i) IDEX, or by a vote of the majority of the entire IDEX Board of Trustees, or per the terms of an exemptive order — Release No. 23379 — under Section 6(c) of the Act from Section 15(a) and Rule 18f-2 under the Act, on at least 60 days’ written notice to the Sub-adviser or (ii) by the Sub-Adviser on 60 days’ written notice to the Investment Adviser. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

      14.      Notices.

        Any notice shall be sufficiently given when sent by certified U.S. mail, national expenses deliver service, or facsimile to the parties at the address below:

      If to IDEX:

IDEX Mutual Funds 570 Carillon Parkway St. Petersburg, FL 33716 Attn: John K. Carter Telephone: (727) 299-1824 Fax: (727) 299-1641

      If to the Investment Adviser:

AEGON/Transamerica Fund Advisers, Inc. 570 Carillon Parkway St. Petersburg, FL 33716 Attn: John K. Carter Telephone: (727) 299-1824 Fax: (727) 299-1641

      If to the Sub-Adviser:

Templeton Investment Counsel, LLC One Franklin Parkway San Mateo, CA 94403-1906 Attn: General Counsel Telephone: (650) 525-7331 Fax: (650) 312-2221

      15.      Termination of Agreement.

            Notwithstanding the foregoing, this Agreement may be terminated at any time, without the payment of any penalty, by vote of the Board or by a vote of a majority of the outstanding voting securities of the Fund, or per the terms of the exemptive order – Release No. 23379 – under Section 6(c) of the 1940 Act from Section 15(a) and Rule 18f-2 under the 1940 Act, on at least 60 days’ prior written notice to the Sub-Adviser. This Agreement may also be terminated by the Investment Adviser: (i) on at least 60 days’ prior written notice to the Sub-Adviser, without the payment of any penalty; or (ii) if the Sub-Adviser becomes unable to discharge its duties and obligations under this Agreement. In addition, the Sub-Adviser may terminate this Agreement at any time, or preclude its renewal, without the payment of any penalty, on at least 60 days’ prior notice to the Investment Adviser. This Agreement shall terminate automatically in the event of its assignment or upon termination of the Advisory Agreement.

      16.      Amendment of Agreement.

            No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge, or termination is sought, and no amendment of this Agreement shall be effective until approved by vote of a majority of the Fund’s outstanding voting securities, unless otherwise permitted in accordance with the 1940 Act.

      17.      Miscellaneous.

                    A.        Governing Law. This Agreement shall be construed in accordance with the laws of the Commonwealth of Massachusetts without giving effect to the conflicts of laws principles thereof, and the 1940 Act. To the extent that the applicable laws of the Commonwealth of Massachusetts conflict with the applicable provisions of the 1940 Act, the latter shall control.

                    B.        Captions. The captions contained in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

                    C.        Entire Agreement. This Agreement represents the entire agreement and understanding of the parties hereto (except for the letter agreement relating to the re-balancing of the Fund’s assets and cash flows) and shall supersede any prior agreements between the parties relating to the subject matter hereof, and all such prior agreements shall be deemed terminated upon the effectiveness of this Agreement.

                   D.        Interpretation. Nothing herein contained shall be deemed to require IDEX to take any action contrary to its Trust or By-Laws, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Board of its responsibility for and control of the conduct of the affairs of IDEX.

                    E.        Definitions. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations, or orders of the SEC validly issued pursuant to the 1940 Act. As used in this Agreement, the terms “majority of the outstanding voting securities,” “affiliated person,” “interested person,” “assignment,” “broker,” “investment adviser,” “net assets,” “sale,” “sell,” and “security” (unless otherwise defined herein) shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation, or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by a rule, regulation, or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation, or order, unless the Investment Adviser and the Sub-Adviser agree to the contrary.

            IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of the date and year first above written.

ATTEST: By: /s/ Gayle Morden Name: Gayle Morden Title: Assistant Vice President and Assistant Secretary ATTEST By: /s/ Diana M. Conrad Name: Diana M. Conrad Title: AVP, Client Relationship Mgr.	AEGON/TRANSAMERICA FUND ADVISERS, INC.

      By: /s/ John K. Carter
      Name: John K. Carter
      Title: Sr. Vice President, General Counsel,
               Compliance Officer and Secretary

TEMPLETON INVESTMENT COUNSEL, LLC

      By: /s/ Gary P. Motyl
      Name: Gary P. Motyl
Title: President

SUB-ADVISORY AGREEMENT

SCHEDULE A

FUND	SUB-ADVISER COMPENSATION	TERMINATION DATE
IDEX Templeton Great Companies Global	0.40% of the first $500 M of the
 fund's average daily net assets (for
   the portion of assets managed by
Templeton) and 0.35% of average daily
    net assets over $500M (for the
     portion of assets managed by
	Templeton).	September 15, 2005

*See IDEX Templeton Great Companies Global — Compensation, together with examples, which is attached hereto and made a part hereof.

IDEX Templeton Great Companies Global – Compensation

Templeton will receive 40 bps for assets that they manage up to $500 million. If the assets managed by Templeton are less than $500 million, Great Companies will receive 40 bps for the difference between Templeton’s assets and the $500 million cap (up to the assets managed by Great Companies). All assets above $500 million will receive 35 bps.

Example 1
Total Assets: $800 million

Templeton	Great Companies
Assets Under Management: $400 million	Assets Under Management: $400 million
$400 million @ 40 bps	$100 million @ 40 bps
$300 million @ 35 bps

Example 2
Total Assets: $900 million

Templeton	Great Companies
Assets Under Management: $800 million	Assets Under Management: $100 million
$500 million @ 40 bps	$100 million @ 35 bps
$300 million @ 35 bps

Example 3
Total Assets: $300 million

Templeton	Great Companies
Assets Under Management: $100 million	Assets Under Management: $200 million
$100 million @ 40 bps	$200 million @ 40 bps

Example 4
Total Assets: $800 million

Templeton	Great Companies
Assets Under Management: $300 million	Assets Under Management: $500 million
$300 million @ 40 bps	$200 million @ 40 bps
$300 million @ 35 bps

EXHIBIT C

Directors and Principal Officer of the Investment Adviser

        The address of each director and principal officer is 570 Carillon Parkway, St. Petersburg, Florida 33716.

Name and Position with the Investment Adviser	Principal Occupation/Position
Brian C. Scott, Director, President and Chief Executive Officer	President & Chief Executive Officer, IDEX Mutual Funds ("IDEX"), AEGON/Transamerica Series Fund, Inc. ("ATSF"), Transamerica Occidental's Separate Account Fund B ("Fund B") & Transamerica Income Shares, Inc. ("TIS"); President, Transamerica Index Funds, Inc. ("TIF"); Chief Executive Officer, Transamerica Investors, Inc. ("TII"); Director, President & CEO, Endeavor Management Co. (2001-2002); Manager, Transamerica Investment Management, LLC ("TIM"); President, Director & Chief Executive Officer, AEGON/Transamerica Fund Advisers, Inc. ("ATFA"), AEGON/Transamerica Investor Services, Inc. ("ATIS") & AEGON/Transamerica Fund Services, Inc. ("ATFS"); Chief Marketing Director, AUSA Financial Markets
John K. Carter, Director, Senior Vice President, General Counsel, Compliance Officer and Secretary	General Counsel, Sr. Vice President & Secretary, IDEX, ATSF, Fund B & TIS; Vice President & Secretary, TIF; Vice President & Sr. Counsel, Western Reserve Life Assurance Co. of Ohio ("WRL"); Director, General Counsel, Sr. Vice President & Secretary, ATFA, ATIS & ATFS; Vice President, AFSG Securities Corp. ("AFSG"); Vice President, Secretary and Anti-Money Laundering Officer, TII; Vice President & Counsel (1997-1999), Salomon Smith Barney; Assistant Vice President, Associate Corporate Counsel & Trust Officer (1993-1997), Franklin Templeton Mutual Funds
Larry N. Norman, Director and Chairman	President & Chairman, Transamerica Life Insurance Company; Trustee, IDEX; Director, ATFA, ATSF, ATIS, ATFS, TIS & TIF; Manager, Fund B; President, AFSG

Mr. Norman also serves as a Trustee of IDEX; Mr. Carter and Mr. Scott serve as Officers of IDEX.

EXHIBIT D

Managers and Principal Officer of Great Companies

The address of each of the following persons is 635 Court Street, Suite 100, Clearwater, Florida 33756.

Name	Positions/Offices Held with Sub-Adviser
John R. Kenney	Chairman, Co-CEO, Member and Manager
James H. Huguet	Co-CEO, Member and Manager
Gerald W. Bollman	Executive Vice President
Alan F. Warrick	Manager
John C. Riazzi	Manager
Jerome C. Vahl	Manager
Thomas R. Moriarty	Manager

Directors and Principal Officer of Templeton

The address of each of the following persons is One Franklin Parkway, San Mateo, California 94403-1906 and 500 East Broward Blvd., Suite 2100, Ft. Lauderdale, Florida 33394.

Name	Positions/Offices Held with Sub-Adviser
Donald F. Reed	Chief Executive Officer
Gary P. Motyl	President
Martin L. Flanagan	Executive Vice President and Chief Operating Officer
Gregory E. McGowan	Executive Vice President and Secretary
Michael J. Corcoran	Vice President and Controller

No Officer or Trustee of IDEX is an Officer, Director, Manager, employee or shareholder of Great Companies or Templeton. No Officer or Trustee of IDEX owns securities or has any other material direct or indirect interest in Great Companies or Templeton.

EXHIBIT E

        The following table sets forth certain information regarding registered investment companies with similar investment objectives to the Fund that are advised or sub-advised by Great Companies.

Name of Fund with Similar Investment Objective	Net Assets as of June 30, 2003	Annual Management Fee Rate
AEGON imaxx Global Companies Fund	$945,704	0.50% on the first $50 million (CAD)

        The following table sets forth certain information regarding registered investment companies with similar investment objectives to the Fund that are advised or sub-advised by Templeton.

Name of Fund with Similar Investment Objective	Net Assets as of June 30, 2003 (in millions)	Annual Management Fee Rate
Templeton Institutional Funds, Inc.-- Foreign Equity Series	$3,447.3	0.62%
Franklin Templeton Variable Insurance Products Trust-- Templeton Foreign Securities Fund	$793.6	0.59%
Maxim Series Fund, Inc.-- Maxim Templeton International Equity Portfolio	$178.5	0.50%
Manufacturers Investment Trust-- International Value Trust	$272.5	0.47%
American AAdvantage International Equity Fund	$321.4	0.28%
Northwestern Mutual Series Fund, Inc.-- International Equity Portfolio	$617.2	0.37%
Mason Street Funds, Inc.-- International Equity Fund	$132.3	0.78%
Victory International Fund	$50.4	0.49%
SunAmerica Series Trust - International Value Portfolio	$29.8	0.63%
Security Equity Fund - International Series	$8.2	0.63%
SBL Fund - Series I	$17.7	0.63%